UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On October 19, 2012, Post Holdings, Inc. (the “Company”), entered into a Fourth Amendment to Credit Agreement (the “Amendment”) with respect to the Credit Agreement dated as of February 3, 2012, by and among the Company, Barclays Bank PLC, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), the several banks and other institutions from time to time parties thereto (the “Lenders”), and Post Foods, LLC, as guarantor (the “Credit Agreement”). The Amendment modified the Credit Agreement to, among other things, permit the issuance of additional Senior Notes (as defined in the Credit Agreement) in the amount of up to $250 million, and to permit the Company to incur additional indebtedness so long as the Company’s Senior Secured Leverage Ratio (as defined in the Amendment) is less than 2.5 to 1.0 and other conditions are satisfied. The Amendment also increases our permitted maximum Consolidated Leverage Ratio (as defined in the Credit Agreement) to 5.75 to 1.00 beginning with the first quarter of the fiscal year ending September 30, 2013, and declining ratably at the beginning of each subsequent fiscal year to 5.00 to 1.00 for each quarter during the fiscal year ending September 30, 2016 (and remaining at 5.00 to 1.00 for all periods thereafter).
The summary of the provisions of the Amendment is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. In all other respects, the Credit Agreement remains unmodified and in full force and effect.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is incorporated herein by reference.
Item 8.01.    Other Events.
On October 22, 2012, the Company announced a proposed private offering of additional 7.375% senior notes due 2022 (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended. The Notes will be offered as additional notes under an existing indenture pursuant to which the Company previously issued $775 million in aggregate principal amount of 7.375% senior notes due 2022 (the “Existing Notes”). A copy of the press release issued in connection therewith is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

10.1	Fourth Amendment to Credit Agreement dated as of October 19, 2012 by and among the Company, Barclays Bank PLC, as Administrative Agent, the lenders thereto and Post Foods, LLC, as guarantor.

99.1	Press Release dated October 22, 2012.